                                                                    EXHIBIT 99.1

                           GREEN TREE FINANCIAL CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1999 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 1999-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of October, 1999.

                                         GREEN TREE FINANCIAL CORP.


                                         BY: /s/ Phyllis A. Knight
                                             ------------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and
                                             Treasurer

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1999 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 1999-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1999 to September 30, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of October, 1999.

                                          GREEN TREE FINANCIAL CORP.


                                          BY: /s/ Phyllis A. Knight
                                              ------------------------------
                                              Phyllis A. Knight
                                              Senior Vice President and
                                              Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - C
                                 MONTHLY REPORT
                                 SEPTEMBER 1999

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393505 2L5,2M3
                                                                 2N1,2P6,2Q4,2R2
                                                                     2S0,2T8,2U5
                                                                     2V3,2W1,2X9
                                                        Trust Account: 3337596-0

 1.   Amount Available (including Monthly Servicing Fee)                                                    $30,445,376.32
                                                                                                            --------------
 2.   Formula Principal Distribution Amount:

      (a)  Scheduled Principal                                                      $    893,852.76
                                                                                    ---------------
      (b)  Principal Prepayments                                                      10,793,011.59
                                                                                    ---------------
      (c)  Liquidated Loans                                                                    0.00
                                                                                    ---------------
      (d)  Repurchases                                                                   112,899.32
                                                                                    ---------------
      (e)  Previously undistributed (a)-(d) amounts                                            0.00
                                                                                    ---------------
      (f)  Pre-Funded Fixed Rate Amount, if any
           (Post-Funding Payment Date)                                                         0.00
                                                                                    ---------------
      (g)  minus portion of Group I ARM Formula Principal Distribution
           Amount described in clause (g) of FPDA definition                                   0.00
                                                                                    ---------------
                                              Total Principal                                               $11,799,763.67
                                                                                                            --------------
 3.   Group I ARM Formula Principal Distribution Amount (Group I FPDA):

      (a)  Scheduled Principal                                                      $    121,213.58
                                                                                    ---------------
      (b)  Principal Prepayments                                                       3,421,826.92
                                                                                    ---------------
      (c)  Liquidated Loans                                                                    0.00
                                                                                    ---------------
      (d)  Repurchases                                                                   261,557.48
                                                                                    ---------------
      (e)  Pre-Funded Group I ARM Amount, if any
           (Post-Funding Payment Date)                                                         0.00
                                                                                    ---------------
      (f)  Portion of Group II ARM Formula Principal Distribution
           Amount described in clause (B)(v) of Group I FPDA
           definition                                                                          0.00
                                                                                    ---------------
      (g)  Portion of the Senior Percentage of the FPDA described
           in clause (B)(vii) of Group I FPDA definition                                       0.00
                                                                                    ---------------
                                              Total Principal                                               $ 3,804,597.98
                                                                                                            --------------
 4.   Group II ARM Formula Principal Distribution Amount ("Group II FPDA"):

      (a)  Scheduled Principal                                                      $     49,325.70
                                                                                    ---------------
      (b)  Principal Prepayments                                                         803,386.10
                                                                                    ---------------
      (c)  Substituted Loans                                                                   0.00
                                                                                    ---------------
      (d)  Repurchases                                                                   415,300.00
                                                                                    ---------------
      (e)  Pre-Funded Group II ARM Amount, if any
           (Post-Funding Payment Date)                                                         0.00
                                                                                    ---------------
      (f)  Portion of Group I FPDA described in clause B(v) of
           Group II FPDA definition

      (g)  Portion of Senior Percentage of FPDA described in

             clause (B)(vii) of Group II FPDA definition                                       0.00
                                                                                    ---------------

                                              Total Principal                                               $   1,268,011.80
                                                                                                            ----------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - C
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 2

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393505 2L5,2M3
                                                                 2N1,2P6,2Q4,2R2
                                                                     2S0,2T8,2U5
                                                                     2V3,2W1,2X9
                                                        Trust Account: 3337596-0

 5.   Senior Percentage                                                                                               100%
                                                                                                            --------------
 6.   Class B Percentage                                                                                                0%
                                                                                                            --------------
 7.   (a)  LIBOR                                                                                                  5.38000%
                                                                                                            --------------
      (b)  Class A-1A ARM Pass-Through Margin (.26% or .52%)                                                         0.26%
                                                                                                            --------------
      (c)  Available Funds Pass-Through Rate                                                                      5.64000%
                                                                                                            --------------
 8.   (a)  LIBOR                                                                                                  5.38000%
                                                                                                            --------------
      (b)  Class A-1B ARM Pass-Through Margin (.30% or .60%                                                          0.30%
                                                                                                            --------------
      (c)  Available Funds Pass-Through Rate                                                                      5.68000%
                                                                                                            --------------
 9.   Class A-6 IO Notional Principal Amount                                                                $60,000,000.00
                                                                                                            --------------
Class A Certificates
--------------------

      Interest

10.   Aggregate Current Interest

      (a)  Class A-1A ARM Pass-through Rate                                               5.64000%
           (a floating rate per annum equal to the lesser of (a) LIBOR plus               --------
           the Class A-1A ARM Pass-Through Margin, or (b) the Available
           Funds Pass-Through Rate, but in no case more than 14.0%)

      (b)  Class A-1A ARM Interest                                                                          $1,144,803.48
                                                                                                            -------------
      (c)  Class A-1B ARM Pass-through Rate                                               5.68000%
           (a floating rate per annum equal to the lesser of (a) LIBOR plus               --------
           the Class A-1B ARM Pass-Through Margin, or (b) the Available
           Funds Pass-Through Rate, but in no case more than 14.0%)

      (d)  Class A-1B ARM Interest                                                                          $  463,506.75
                                                                                                            -------------
      (e)  Class A-1 Pass-through Rate                                                       5.99%
                                                                                             -----
      (f)  Class A-1 Interest                                                                               $1,263,124.83
                                                                                                            -------------
      (g)  Class A-2 Pass-through Rate                                                       6.67%
                                                                                             -----
      (h)  Class A-2 Interest                                                                               $1,171,418.75
                                                                                                            -------------
      (i)  Class A-3 Pass-through Rate                                                       6.77%
                                                                                             -----
      (j)  Class A-3 Interest                                                                               $  378,555.83
                                                                                                            -------------
      (k)  Class A-4 Pass-through Rate                                                       7.18%
                                                                                             -----
      (l)  Class A-4 Interest                                                                               $  460,267.92
                                                                                                            -------------
      (m)  Class A-5 Pass-through Rate                                                       7.12%
                                                                                             -----
      (n)  Class A-5 Interest                                                                               $  392,045.00
                                                                                                            -------------
      (o)  Class A-6 IO Pass-through Rate                                                   14.25%
                                                                                            ------
      (p)  Class A-6 IO Interest                                                                            $  712,500.00
                                                                                                            -------------
11.   Amount applied to Unpaid Class A Interest Shortfall                                                   $        0.00
                                                                                                            -------------
12.   Remaining Unpaid Class A Interest Shortfall                                                           $        0.00
                                                                                                            -------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - C
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 3

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393505 2L5,2M3
                                                                 2N1,2P6,2Q4,2R2
                                                                     2S0,2T8,2U5
                                                                     2V3,2W1,2X9
                                                        Trust Account: 3337596-0

Class M-1 Certificates
----------------------

13.   Amount Available less all preceding distributions                                                     $24,459,153.76
                                                                                                            --------------
      Interest on Class M-1 Adjusted Principal Balance

14.   Class M-1 Adjusted Principal Balance                                                                  $70,850,000.00
                                                                                                            --------------
15.   Current Interest

      (a)  Class M-1 Pass-through Rate                                                        7.77%
                                                                                              -----
      (b)  Class M-1 Interest                                                                               $   458,753.75
                                                                                                            --------------
16.   Amount applied to Unpaid Class M-1 Interest Shortfall                                                 $         0.00
                                                                                                            --------------
17.   Remaining Unpaid Class M-1 Interest Shortfall                                                         $         0.00
                                                                                                            --------------
Class M-2 Certificates
----------------------

18.   Amount Available less all preceding distributions                                                     $24,000,400.01
                                                                                                            --------------
      Interest on Class M-2 Adjusted Principal Balance

19.   Class M-2 Adjusted Principal Balance                                                                  $70,200,000.00
                                                                                                            --------------
20.   Current Interest

      (a)  Class M-2 Pass-through Rate                                                        8.36%
           (floating rate equal to the Weighted Average Loan Rate,                            -----
           but in no event greater than 8.36%)

      (b)  Class M-2 Interest                                                                               $   489,060.00
                                                                                                            --------------
21.   Amount applied to Unpaid Class M-2 Interest Shortfall                                                 $         0.00
                                                                                                            --------------
22.   Remaining Unpaid Class M-2 Interest Shortfall                                                         $         0.00
                                                                                                            --------------
Class B-1 Certificates
----------------------

23.   Amount Available less all preceding distributions                                                     $23,511,340.01
                                                                                                            --------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - C
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 4

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393505 2L5,2M3
                                                                 2N1,2P6,2Q4,2R2
                                                                     2S0,2T8,2U5
                                                                     2V3,2W1,2X9
                                                        Trust Account: 3337596-0

      Interest on Class B-1 Adjusted Principal Balance

24.   Class B-1 Adjusted Principal Balance                                                                  $46,800,000.00
                                                                                                            --------------

25.   Current Interest

      (a)  Class B-1 Pass-through Rate                                                        9.48%
           (floating rate equal to the Weighted Average Loan Rate,                            -----
           but in no event greater than 9.48%)

      (b)  Class B-1 Interest                                                                               $   369,720.00
                                                                                                            --------------
26.   Amount applied to Unpaid Class B-1 Interest Shortfall                                                 $         0.00
                                                                                                            --------------

27.   Remaining Unpaid Class B-1 Interest Shortfall                                                         $         0.00
                                                                                                            --------------
Class A Certificates
--------------------

28.   Amount Available less all preceding distributions                                                     $23,141,620.01
                                                                                                            --------------
      Principal

29.   Class A-5 Lockout Percentage for such Payment Date                                                             0.00%
                                                                                                            --------------
30.   Class A Principal Distribution:

      (a)  Class A-1A ARM                                                                                   $ 3,804,597.98
                                                                                                            --------------
      (b)  Class A-1B ARM                                                                                   $ 1,268,011.80
                                                                                                            --------------
      (c)  Class A-5 Lockout Pro Rata Distribution Amount                                                   $         0.00
                                                                                                            --------------
      (d)  Balance of Senior Percentage of Formula Principal                                                $         0.00
                                                                                                            --------------
31.   Distribution Amount:

      (a)  Class A-1                                                                                        $11,799,763.67
                                                                                                            --------------
      (b)  Class A-2                                                                                        $         0.00
                                                                                                            --------------
      (c)  Class A-3                                                                                        $         0.00
                                                                                                            --------------
      (d)  Class A-4                                                                                        $         0.00
                                                                                                            --------------
      (e)  Class A-5                                                                                        $         0.00
                                                                                                            --------------
      (f)  Class A-1A ARM and A-1B ARM                                                                      $         0.00
                                                                                                            --------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - C
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 5

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393505 2L5,2M3
                                                                 2N1,2P6,2Q4,2R2
                                                                     2S0,2T8,2U5
                                                                     2V3,2W1,2X9
                                                        Trust Account: 3337596-0

32.   Class A Principal Balance:

      (a)  Class A-1A ARM Principal Balance                                                                 $239,770,611.36
                                                                                                            ---------------
      (b)  Class A-1B ARM Principal Balance                                                                 $ 96,655,949.28
                                                                                                            ---------------
      (c)  Class A-1 Principal Balance                                                                      $241,246,947.53
                                                                                                            ---------------
      (d)  Class A-2 Principal Balance                                                                      $210,750,000.00
                                                                                                            ---------------
      (e)  Class A-3 Principal Balance                                                                      $ 67,100,000.00
                                                                                                            ---------------
      (f)  Class A-4 Principal Balance                                                                      $ 76,925,000.00
                                                                                                            ---------------
      (g)  Class A-5 Principal Balance                                                                      $ 66,075,000.00
                                                                                                            ---------------
33.   Amount, if any, by which Class A Formula Principal Distribution Amount
      exceeds the amount distributed pursuant to item (31)                                                  $          0.00
                                                                                                            ---------------
Class M-1 Certificates
----------------------

34.   Amount Available less all preceding distributions                                                     $  6,269,246.56
                                                                                                            ---------------
      Principal

35.   Class M-1 Principal Distribution                                                                      $          0.00
                                                                                                            ---------------
36.   Class M-1 Principal Balance                                                                           $ 70,850,000.00
                                                                                                            ---------------
37.   Amount, if any, by which the amount in clause (c) of the Class M-1 Formula
      Distribution Amount exceeds the amount distributed pursuant to item (35)                              $          0.00
                                                                                                            ---------------
Class M-2 Certificates
----------------------

38.   Amount Available less all preceding distributions                                                     $  6,269,246.56
                                                                                                            ---------------
      Principal

39.   Class M-2 Principal Distribution                                                                      $          0.00
                                                                                                            ---------------
40.   Class M-2 Principal Balance                                                                           $ 70,200,000.00
                                                                                                            ---------------
41.   Amount, if any, by which the amount in clause (c) of the Class M-2
      Formula Distribution Amount (the "Class M-2 Formula Principal
      Distribution Amount")
      exceeds the amount distributed pursuant to item (39)                                                  $          0.00
                                                                                                            ---------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - C
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 6

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393505 2L5,2M3
                                                                 2N1,2P6,2Q4,2R2
                                                                     2S0,2T8,2U5
                                                                     2V3,2W1,2X9
                                                        Trust Account: 3337596-0

      Class B Principal Distribution Tests
      (tests must be satisfied on and after the Payment Date occurring in July 2002)

42.   Average Sixty-Day Deliquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Payment Date                                                     0.72%
                                                                                                            -------------
      (b)  Average Sixty-Day Delinquency Ratio Test (must not exceed 20%
           of Sub-Pool HE Senior Subordination Percentage)                                                          0.42%
                                                                                                            -------------
43.   Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Payment Date                                                    1.84%
                                                                                                            -------------
      (b)  Average Thirty-Day Delinquency Ratio Test ( arithmetic average of
           ratios for this month and two preceding months; may not exceed 12%)                                      1.26%
                                                                                                            -------------
44.   Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for current Payment Date ( as a percentage
           of Cut-off Date Pool Principal Balance: may not exceed 7.5%.)                                            0.00%
                                                                                                            -------------
45.   Current Realized Losses Test

      (a)  Current Realized Losses for current Payment Date                                                 $        0.00
                                                                                                            -------------
      (b)  Current Realized Loss Ratio (total Realized Losses for most recent six months, multiplied by 2, divided by arithmetic
           average of Pool Scheduled Principal Balance for sixth preceding
           Payment Date and for current Payment Date; may not exceed 2.0%)                                          0.00%
                                                                                                            -------------
46.   Class B Principal Balance Test

      (a)  Class B Principal Balance divided by Pool scheduled Principal Balance
           for prior Payment Date (must equal or exceed 17.4%)                                                      9.03%
                                                                                                            -------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - C
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 7

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393505 2L5,2M3
                                                                 2N1,2P6,2Q4,2R2
                                                                     2S0,2T8,2U5
                                                                     2V3,2W1,2X9
                                                        Trust Account: 3337596-0

Class B-1 Certificates
----------------------

47.   Amount Available less all preceding distributions                                                     $ 6,269,246.56
                                                                                                            --------------
      Principal

48.   Class B-1 Principal Distribution                                                                      $         0.00
                                                                                                            --------------
49.   Class B-1 Principal Balance                                                                           $46,800,000.00
                                                                                                            --------------
50.   Amount, if any, by which the amount in clause (c) of the Class B-1
      Formula Distribution Amount exceeds the amount distributed pursuant to item (48)                      $         0.00
                                                                                                            --------------
Class M-1 Certificates
----------------------

51.   Amount Available less all preceding distributions                                                     $ 6,269,246.56
                                                                                                            --------------
      Liquidation Loss Interest

52.   Class M-1 Formula Liquidation Loss Interest Distribution Amount                                       $         0.00
                                                                                                            --------------
53.   Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall                                $         0.00
                                                                                                            --------------
54.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                                        $         0.00
                                                                                                            --------------
Class M-2 Certificates
----------------------

55.   Amount Available less all preceding distributions                                                     $ 6,269,246.56
                                                                                                            --------------
      Liquidation Loss Interest

56.   Class M-2 Formula Liquidation Loss Interest Distribution Amount                                       $         0.00
                                                                                                            --------------
57.   Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall                                $         0.00
                                                                                                            --------------
58.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                                        $         0.00
                                                                                                            --------------
Class B-1 Certificates
----------------------

59.   Amount Available less all preceding distributions                                                     $ 6,269,246.56
                                                                                                            --------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - C
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 8

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393505 2L5,2M3
                                                                 2N1,2P6,2Q4,2R2
                                                                     2S0,2T8,2U5
                                                                     2V3,2W1,2X9
                                                        Trust Account: 3337596-0


      Liquidation Loss Interest

60.   Class B-1 Formula Liquidation Loss Interest Distribution Amount                                       $         0.00
                                                                                                            --------------

61.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                                $         0.00
                                                                                                            --------------

62.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                                        $         0.00
                                                                                                            --------------

Class B-2 Certificates
----------------------

63.   Amount Available less all preceding distributions                                                     $ 6,269,246.56
                                                                                                            --------------
      Interest

64.   Current Interest

      (a)  Class B-2 Pass-through Rate                                                        9.95%
           (floating rate equal to the Weighted Average Loan Rate,                            -----
           but in no event greater than 9.95%)

      (b)  Class B-2 Interest                                                                               $   549,737.50
                                                                                                            --------------

65.   Amount applied to Unpaid Class B-2 Interest Shortfall                                                 $         0.00
                                                                                                            --------------

66.   Remaining Unpaid Class B-2 Interest shortfall                                                         $         0.00
                                                                                                            --------------
      Principal

67.   Class B-2 Principal Distribution                                                                      $         0.00
                                                                                                            --------------

68.   Class B-2 Guaranty Payment                                                                            $         0.00
                                                                                                            --------------

69.   Class B-2 Principal Balance                                                                           $66,300,000.00
                                                                                                            --------------

70.   Amount, if any, by which Class B2 Formula Distribution Amount plus
      Class B-2 Liquidation Loss Principal Amount exceeds Class B2
      Distribution Amount                                                                                   $         0.00
                                                                                                            --------------

Class A-1A ARM Certificates
---------------------------

71.   Amount Available less all preceding distributions                                                     $ 5,719,509.06
                                                                                                            --------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - C
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 9

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393505 2L5,2M3
                                                                 2N1,2P6,2Q4,2R2
                                                                     2S0,2T8,2U5
                                                                     2V3,2W1,2X9
                                                        Trust Account: 3337596-0


      Available Funds Cap Carryover

72.   Class A-1A ARM Formula Available Funds Limitation Interest
      Distribution Amount                                                                                   $            0.00
                                                                                                            -----------------

73.   Amount applied to Unpaid Class A-1A ARM Available Funds
      Limitation Shortfall                                                                                  $            0.00
                                                                                                            -----------------

74.   Remaining Unpaid Class A1-A ARM Available Funds Limitation Shortfall                                  $            0.00
                                                                                                            -----------------

      Class A-1B ARM Certificates
      ---------------------------

75.   Amount Available less all preceding distributions                                                     $    5,719,509.06
                                                                                                            -----------------

      Available Funds Cap Carryover

76.   Class A-1B ARM Formula Available Funds Limitation Interest
      Distribution Amount                                                                                   $            0.00
                                                                                                            -----------------

77.   Amount applied to Unpaid Class A-1B ARM Available Funds
      Limitation Shortfall                                                                                  $            0.00
                                                                                                            -----------------

78.   Remaining Unpaid Class A1-B ARM Available Funds Limitation Shortfall                                  $            0.00
                                                                                                            -----------------

Class A, Class M, and Class B Certificates
------------------------------------------

79.   Pool Scheduled Principal Balance                                                                      $1,252,673,508.17
                                                                                                            -----------------
      (a)  Fixed Rate Loans                                                                                 $  916,246,947.53
                                                                                                            -----------------
      (b)  Group I Adjustable Rate Loans                                                                    $  239,770,611.36
                                                                                                            -----------------
      (c)  Group II Adjustable Rate Loans                                                                   $   96,655,949.28
                                                                                                            -----------------

80.   Pool Factors

      (a)  Class A-1A ARM Pool Factor                                                                               .95908245
                                                                                                            -----------------
      (b)  Class A-1B ARM Pool Factor                                                                               .96655949
                                                                                                            -----------------
      (c)  Class A-1 Pool Factor                                                                                    .87726163
                                                                                                            -----------------
      (d)  Class A-2 Pool Factor                                                                                   1.00000000
                                                                                                            -----------------
      (e)  Class A-3 Pool Factor                                                                                   1.00000000
                                                                                                            -----------------
      (f)  Class A-4 Pool Factor                                                                                   1.00000000
                                                                                                            -----------------
      (g)  Class A-5 Pool Factor                                                                                   1.00000000
                                                                                                            -----------------
      (h)  Class M-1 Pool Factor                                                                                   1.00000000
                                                                                                            -----------------
      (i)  Class M-2 Pool Factor                                                                                   1.00000000
                                                                                                            -----------------
      (j)  Class B-1 Pool Factor                                                                                   1.00000000
                                                                                                            -----------------
      (k)  Class B-2 Pool Factor                                                                                   1.00000000
                                                                                                            -----------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - C
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 10

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393505 2L5,2M3
                                                                 2N1,2P6,2Q4,2R2
                                                                     2S0,2T8,2U5
                                                                     2V3,2W1,2X9
                                                        Trust Account: 3337596-0


81.   Loans Delinquent:

      Fixed Rate

      (a)  31-59 days                           10,881,753.00           197
                                              ----------------      ------------
      (b)  60-89 days                            2,699,680.00           51
                                              ----------------      ------------
      (c)  90 or more days                         505,266.00           13
                                              ----------------      ------------

      Group I Adjustable Rate

      (a)  31-59 days                            2,386,748.00           32
                                              ----------------      ------------
      (b)  60-89 days                              304,229.00            4
                                              ----------------      ------------
      (c)  90 or more days                         187,302.00            2
                                              ----------------      ------------

      Group II Adjustable Rate

      (a)  31-59 days                              771,011.00            7
                                              ----------------      ------------
      (b)  60-89 days                              420,841.00            2
                                              ----------------      ------------
      (c)  90 or more days                         118,347.00            1
                                              ----------------      ------------

82.   Principal Balance of Defaulted Loans

      (a)  Fixed Rate                                                                                       $4,692,108.78
                                                                                                            -------------
      (b)  Group I Adjustable Rate                                                                          $  133,095.70
                                                                                                            -------------
      (c)  Group II Adjustable Rate                                                                         $        0.00
                                                                                                            -------------

83.   Number of Liquidated Loans and Net Liquidated Loss

      Fixed Rate                                                                    #      0                $        0.00
                                                                                    ---------------         -------------
      Group I Adjustable Rate                                                       #      0                $        0.00
                                                                                    ---------------         -------------
      Group II Adjustable Rate                                                      #      0                $        0.00
                                                                                    ---------------         -------------

84.   Number of Loans Remaining

      Fixed Rate                                                                                                15,236
                                                                                                            -------------
      Group I Adjustable Rate                                                                                    2,328
                                                                                                            -------------
      Group II Adjustable Rate                                                                                    730
                                                                                                            -------------

85.   Pre-Funded                                                                                            $        0.00
                                                                                                            -------------

      Pre-Funded Fixed Rate Amount                                                                          $        0.00
                                                                                                            -------------
      Pre-Funded Group I ARM Amount                                                                         $        0.00
                                                                                                            -------------
      Pre-Funded Group II ARM Amount                                                                        $        0.00
                                                                                                            -------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - C
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 11

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 393505 2L5,2M3
                                                                 2N1,2P6,2Q4,2R2
                                                                     2S0,2T8,2U5
                                                                     2V3,2W1,2X9
                                                        Trust Account: 3337596-0


Company
-------

86.   Monthly Servicing Fee                                                                                 $  528,977.45
                                                                                                            -------------

Company
-------

87.   Class B-2 Guaranty Fee                                                                                $3,173,864.70
                                                                                                            -------------

Class C Subsidiary Certificates
-------------------------------

88.   Class C Subsidiary residual payment                                                                   $        0.00
                                                                                                            -------------

Class C Master Certificates
---------------------------

89.   Class C Master Distribution Amount                                                                    $2,016,666.91
                                                                                                            -------------


Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.